UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2006

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13508	63-0661573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Commerce Street

Montgomery, Alabama 36104

(Address of principal executive offices)

(334) 240-5000

(Registrant’s phone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

On January 5, 2006, The Colonial BancGroup, Inc. (“Colonial” or “Company”) issued a press release announcing that it will restate its financial statements and other financial information for 2002, 2003, 2004 and the interim financial statements for 2004 and 2005 to correct the accounting for certain derivative transactions relating to interest rate swap agreements on the Company’s junior subordinated debt and brokered certificates of deposit in response to a correction of the Company’s interpretation of the derivative accounting rules. A copy of the press release is attached as Exhibit 99.1.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On December 29, 2005, management, the Audit Committee of the Board of Directors and the Executive Committee of the Board of Directors of The Colonial BancGroup, Inc. authorized the restatement of its financial statements and other financial information for the years ended December 31, 2002, 2003, 2004, and each of the quarters ended March 31, June 30 and September 30 of 2004 and 2005 with respect to the accounting for certain derivatives transactions under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended (“SFAS 133”). The Company will restate its annual financial statements for 2002, 2003 and 2004 and the interim financial statements for 2004 and 2005 for other immaterial items in conjunction with this restatement. The Company intends to amend its Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Reports on Form 10-Q for each of the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 to reflect the proper interpretation of SFAS 133 and the aforementioned immaterial items. The Company’s amended filings will also include restatements of management’s assessment of the effectiveness of the Company’s disclosure controls and procedures, including as of December 31, 2004, a restatement of management’s assessment of the Company’s internal control over financial reporting. In light of the restatement, investors should no longer rely on the Company’s previously filed financial statements and other financial information for each of the years ended December 31, 2002, 2003 and 2004 and the quarters ended March 31, June 30 and September 30 of 2004 and 2005.

Background

During December of 2005, Colonial became aware that its interpretation with respect to applying the abbreviated method of hedge accounting under paragraph 65 of SFAS 133 that the Company has used since 2002 for certain interest rate swaps on its junior subordinated debt and since 2003 on its brokered certificates of deposit was incorrect.

The terms of the interest rate swaps and the corresponding debt matched; therefore, the Company assumed no hedge ineffectiveness. As a result, the Company determined that the changes in fair value of the swaps and hedged instruments were the same and no ineffectiveness was recorded in earnings. The changes in the fair values of the swaps and debt instruments were recorded as balance sheet adjustments only. The swaps would have qualified for long-haul hedge accounting which would have resulted in recording changes in the fair values of the swaps and the debt instruments separately on the balance sheet with ineffectiveness reflected in

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current earnings. However, as SFAS 133 does not allow for application of the long-haul method retrospectively, the swaps were not allowed hedge accounting treatment from their inception.

The changes to reported earnings are primarily non-cash and non-operating items which reflect the changes in fair value of interest rate swaps on the Company’s junior subordinated debt and brokered certificates of deposit. The Company is also restating its financial statements for other immaterial items. The Company expects the restatement to be a cumulative $431,000 increase to September 30, 2005 retained earnings.

During December of 2005, Colonial terminated its interest rate swap agreements on its junior subordinated debt as the potential ineffectiveness that could be realized from the application of the long-haul accounting method may have resulted in unacceptable earnings volatility. Colonial redesignated the interest rate swaps on its brokered certificates of deposit as fair value hedges utilizing the long-haul method of effectiveness testing, and as a result should receive hedge accounting treatment in future periods. Accordingly, the future impact on earnings for ineffectiveness is expected to be minimal.

Internal Control Over Financial Reporting

Colonial will restate management’s report on internal control over financial reporting as of December 31, 2004, pursuant to Sarbanes-Oxley Section 404, to conclude that its accounting for certain derivatives was not in accordance with GAAP and therefore represents a material weakness as of December 31, 2004. As a result of this material weakness, management’s restated report will conclude that Colonial’s internal control over financial reporting was ineffective as of December 31, 2004.

Management and the Audit Committee have discussed these matters with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, who served as Colonial’s external auditors for all affected periods.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press Release issued by The Colonial BancGroup, Inc. on January 5, 2006

99.2	Summary of Financial Results as Originally Reported and as Restated

99.3	Selected Financial Information

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This release includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions, as they relate to BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in these reports are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:

•	deposit attrition, customer loss, or revenue loss in the ordinary course of business;

•	increases in competitive pressure in the banking industry;

•	costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;

•	the inability of BancGroup to realize elements of its strategic plans for 2005 and beyond;

•	changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;

•	economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;

•	natural disasters in BancGroup’s primary market areas result in prolonged business disruption or materially impair the value of collateral securing loans;

•	management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;

•	strategies to manage interest rate risk may yield results other than those anticipated;

•	changes which may occur in the regulatory environment;

•	a significant rate of inflation (deflation);

•	acts of terrorism or war; and

•	changes in the securities markets.

Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC

By:	/s/ Sarah H. Moore
Sarah H. Moore
Senior Executive Vice President
and Chief Financial Officer

Date: January 5, 2006

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